CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                      SECTION 906 OF THE SARBANES-OXLEY ACT

I, James A. Bowen, Chairman of the Board,  President and Chief Executive Officer
of  First   Trust/Four   Corners  Senior  Floating  Rate  Income  Fund  II  (the
"Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of  Section  13(a)  or  15(d)  of   the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JULY 27, 2006                              /S/ JAMES A. BOWEN
     -----------------------              --------------------------------------
                                          James A. Bowen, Chairman of the Board,
                                          President and Chief Executive Officer
                                          (principal executive officer)


I, Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer of First Trust/Four Corners Senior Floating Rate Income Fund II (the "Registrant"), certify that:

         1.     The Form N-CSR of the Registrant (the "Report")  fully  complies
                with  the  requirements  of  Section  13(a)  or  15(d)  of   the
                Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JULY 27, 2006                           /S/ MARK R. BRADLEY
     ---------------------               ---------------------------------------
                                         Mark R. Bradley, Treasurer, Controller,
                                         Chief Financial Officer and Chief
                                         Accounting Officer
                                         (principal financial officer)